Exhibit 99.1

Emerson Reports Fourth Quarter and Full Year 2024 Results;
Provides Initial 2025 Outlook

ST. LOUIS (November 5, 2024) - Emerson (NYSE: EMR) today reported results1 for its fourth quarter and fiscal year ended September 30, 2024. Emerson also declared a quarterly cash dividend increase to $0.5275 per share of common stock payable December 10, 2024 to stockholders of record November 15, 2024.

(dollars in millions, except per share)	2023 Q4	2024 Q4	Change	2023	2024	Change
Underlying Orders[2]			2%			2%
Net Sales	$4,090	$4,619	13%	$15,165	$17,492	15%
Underlying Sales[3]			4%			6%
Pretax Earnings	$1,020	$679		$2,903	$2,020
Margin	24.9%	14.7%	(1020) bps	19.1%	11.5%	(760) bps
Adjusted Segment EBITA[4]	$1,045	$1,210		$3,794	$4,552
Margin	25.5%	26.2%	70 bps	25.0%	26.0%	100 bps
GAAP Earnings Per Share	$1.36	$0.97	(29)%	$3.96	$2.82	(29)%
Adjusted Earnings Per Share[5]	$1.29	$1.48	15%	$4.44	$5.49	24%
Operating Cash Flow	$991	$1,073	8%	$2,710	$3,317	22%
Free Cash Flow	$822	$905	10%	$2,347	$2,898	23%

Management Commentary

"Emerson completed an outstanding fiscal 2024, with strong underlying sales growth, operating leverage, adjusted earnings per share and cash generation. I want to thank our employees around the world for their commitment and passion which were integral to delivering these results," said Emerson President and Chief Executive Officer Lal Karsanbhai. "We have done an exceptional job integrating Test & Measurement with $100 million of synergies realized in the first year, and we remain resolute in our focus on executing at a world-class level, guided by our Emerson Management System. Emerson's leading technology, alignment with secular trends and customer focus provide confidence for continued momentum in fiscal 2025."

Karsanbhai continued, “We have made significant progress on our value-creation roadmap over the past three years, and the strategic actions announced today mark the final phase of our portfolio transformation to an industrial technology leader delivering advanced automation solutions. The actions we are taking, combined with our solid fiscal 2024 financial results, demonstrate the benefits and potential of Emerson's higher growth and higher margin portfolio. We are energized to complete our transformation and continue creating value for shareholders over the near- and long-term.”

2025 Outlook

The following tables summarize the fiscal year 2025 guidance framework and does not include any impact from the proposed portfolio transactions announced today. The 2025 outlook assumes approximately $1.2 billion of dividend payments. Guidance figures are approximate.

	2025 Q1	2025
Net Sales Growth	2.5% - 3.5%	3.5% - 5.5%
Underlying Sales Growth	2% - 3%	3% - 5%
Earnings Per Share	$0.89 - $0.94	$4.42 - $4.62
Amortization of Intangibles	~$0.31	~$1.23
Restructuring / Related Costs	~$0.04	~$0.16
Acquisition / Divestiture Fees and Related Costs	~$0.01	~$0.04
Adjusted Earnings Per Share	$1.25 - $1.30	$5.85 - $6.05
Operating Cash Flow		$3.6B - $3.7B
Free Cash Flow		$3.2B - $3.3B
Share Repurchase	~$1.0B	~$2.0B

1 Results are presented on a continuing operations basis.

2 Underlying orders do not include AspenTech.

3 Underlying sales exclude the impact of currency translation, and significant acquisitions and divestitures.

4 Adjusted segment EBITA represents segment earnings excluding restructuring and intangibles amortization expense.

5 Adjusted EPS excludes intangibles amortization expense, restructuring and related costs, the amortization of acquisition-related inventory step-up, acquisition/divestiture gains, losses, fees and related costs, discrete taxes, an AspenTech Micromine purchase price hedge and write-offs associated with Emerson's Russia exit.

Conference Call

Today, beginning at 7:00 a.m. Central Time / 8:00 a.m. Eastern Time, Emerson management will discuss the fourth quarter and fiscal year 2024 results, as well as the strategic actions announced in a separate press release this morning, during an investor conference call. Participants can access a live webcast available at www.emerson.com/investors at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.

About Emerson

Emerson (NYSE: EMR) is a global technology and software company providing innovative solutions for the world's essential industries. Through its leading automation portfolio, including its majority stake in AspenTech, Emerson helps hybrid, process and discrete manufacturers optimize operations, protect personnel, reduce emissions and achieve their sustainability goals. For more information, visit Emerson.com.

Forward-Looking and Cautionary Statements

Statements in this press release that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impacts of the Russia-Ukraine and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.

Emerson uses our Investor Relations website, www.Emerson.com/investors, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases, SEC filings, public conference calls, webcasts and social media. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Contacts

Investors:	Media:
Colleen Mettler	Joseph Sala / Greg Klassen / Connor Murphy
(314) 553-2197	Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

(tables attached)

Table 1

EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended September 30,		Year Ended September 30,
	2023	2024	2023	2024

Net sales	$4,090	$4,619	$15,165	$17,492
Costs and expenses:
Cost of sales	2,078	2,248	7,738	8,607
SG&A expenses	1,114	1,315	4,186	5,142
Gain on subordinated interest	(161)	—	(161)	(79)
Loss on Copeland note receivable	—	—	—	279
Other deductions, net	147	359	506	1,434
Interest expense (income), net	(77)	18	34	175
Interest income from related party[1]	(31)	—	(41)	(86)
Earnings from continuing operations before income taxes	1,020	679	2,903	2,020
Income taxes	242	149	642	415
Earnings from continuing operations	778	530	2,261	1,605
Discontinued operations, net of tax	(40)	438	10,939	350
Net earnings	738	968	13,200	1,955
Less: Noncontrolling interests in subsidiaries	(6)	(28)	(19)	(13)
Net earnings common stockholders	$744	$996	$13,219	$1,968

Earnings common stockholders
Earnings from continuing operations	$784	$558	$2,286	$1,618
Discontinued operations	(40)	438	10,933	350
Net earnings common stockholders	$744	$996	$13,219	$1,968

Diluted avg. shares outstanding	574.7	573.9	577.3	574.0

Diluted earnings per share common stockholders
Earnings from continuing operations	$1.36	$0.97	$3.96	$2.82
Discontinued operations	(0.07)	0.76	18.92	0.61
Diluted earnings per common share	$1.29	$1.73	$22.88	$3.43

	Quarter Ended September 30,		Year Ended September 30,
	2023	2024	2023	2024
Other deductions, net
Amortization of intangibles	$125	$266	$482	$1,077
Restructuring costs	31	58	72	228
Other	(9)	35	(48)	129
Total	$147	$359	$506	$1,434

[1] Represents interest on the Copeland note receivable.

Table 2

EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Year Ended Sept 30
	2023	2024
Assets
Cash and equivalents	$8,051	$3,588
Receivables, net	2,518	2,927
Inventories	2,006	2,180
Other current assets	1,244	1,497
Total current assets	13,819	10,192
Property, plant & equipment, net	2,363	2,807
Goodwill	14,480	18,067
Other intangible assets	6,263	10,436
Copeland note receivable and equity investment held-for-sale	3,255	—
Other	2,566	2,744
Total assets	$42,746	$44,246

Liabilities and equity
Short-term borrowings and current
maturities of long-term debt	$547	$532
Accounts payable	1,275	1,335
Accrued expenses	3,210	3,875
Total current liabilities	5,032	5,742
Long-term debt	7,610	7,155
Other liabilities	3,506	3,840
Equity
Common stockholders' equity	20,689	21,636
Noncontrolling interests in subsidiaries	5,909	5,873
Total equity	26,598	27,509
Total liabilities and equity	$42,746	$44,246

Table 3

EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)

	Year Ended Sept 30
	2023	2024
Operating activities
Net earnings	$13,200	$1,955
Earnings from discontinued operations, net of tax	(10,939)	(350)
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	1,051	1,689
Stock compensation	250	260
Amortization of acquisition-related inventory step-up	—	231
Pension expense	(71)	(79)
Pension funding	(43)	(38)
Changes in operating working capital	(148)	(151)
Gain on subordinated interest	(161)	(79)
Loss on Copeland note receivable	—	279
Other, net	(429)	(400)
Cash from continuing operations	2,710	3,317
Cash from discontinued operations	(2,073)	15
Cash provided by operating activities	637	3,332

Investing activities
Capital expenditures	(363)	(419)
Purchases of businesses, net of cash and equivalents acquired	(705)	(8,342)
Proceeds from subordinated interest	176	79
Proceeds from related party note receivable	918	—
Other, net	(141)	(114)
Cash from continuing operations	(115)	(8,796)
Cash from discontinued operations	12,530	3,436
Cash provided by (used in) investing activities	12,415	(5,360)

Financing activities
Net increase (decrease) in short-term borrowings	(1,578)	(15)
Proceeds from short-term borrowings greater than three months	395	322
Payments of short-term borrowings greater than three months	(400)	(327)
Payments of long-term debt	(741)	(547)
Dividends paid	(1,198)	(1,201)
Purchases of common stock	(2,000)	(435)
AspenTech purchases of common stock	(214)	(208)
Payment of related party note payable	(918)	—
Other, net	(169)	(44)
Cash provided by (used in) financing activities	(6,823)	(2,455)

Effect of exchange rate changes on cash and equivalents	18	20
Increase (Decrease) in cash and equivalents	6,247	(4,463)
Beginning cash and equivalents	1,804	8,051
Ending cash and equivalents	$8,051	$3,588

Table 4

EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(AMOUNTS IN MILLIONS, UNAUDITED)

The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended Sept 30
	2023	2024	Reported	Underlying

Sales
Final Control	$1,081	$1,167	8%	7%
Measurement & Analytical	1,045	1,119	7%	7%
Discrete Automation	666	643	(3)%	(4)%
Safety & Productivity	354	352	(1)%	(1)%
Intelligent Devices	$3,146	$3,281	4%	4%

Control Systems & Software	714	780	9%	9%
Test & Measurement	—	360
AspenTech	249	215	(13)%	(13)%
Software and Control	$963	$1,355	41%	3%

Eliminations	(19)	(17)
Total	$4,090	$4,619	13%	4%

Sales Growth by Geography

Quarter Ended Sept 30
Americas	4%
Europe	—%
Asia, Middle East & Africa	6%

Table 4 cont.

	Year Ended Sept 30
	2023	2024	Reported	Underlying

Sales
Final Control	$3,970	$4,204	6%	6%
Measurement & Analytical	3,595	4,061	13%	14%
Discrete Automation	2,635	2,506	(5)%	(5)%
Safety & Productivity	1,388	1,390	—%	—%
Intelligent Devices	$11,588	$12,161	5%	5%

Control Systems & Software	2,606	2,842	9%	10%
Test & Measurement	—	1,464
AspenTech	1,042	1,093	5%	5%
Software and Control	$3,648	$5,399	48%	8%

Eliminations	(71)	(68)
Total	$15,165	$17,492	15%	6%

Sales Growth by Geography

Year Ended Sept 30
Americas	4%
Europe	7%
Asia, Middle East & Africa	8%

Table 4 cont.

	Quarter Ended Sept 30		Quarter Ended Sept 30
	2023		2024
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Final Control	$247	$285	$271	$305
Margins	22.9%	26.4%	23.2%	26.1%
Measurement & Analytical	275	298	295	326
Margins	26.3%	28.4%	26.4%	29.2%
Discrete Automation	131	145	144	154
Margins	19.7%	21.8%	22.3%	23.9%
Safety & Productivity	78	83	78	90
Margins	21.9%	23.5%	22.2%	25.4%
Intelligent Devices	$731	$811	$788	$875
Margins	23.2%	25.8%	24.0%	26.6%

Control Systems & Software	151	158	177	188
Margins	21.1%	22.2%	22.7%	24.3%
Test & Measurement	—	—	(45)	96
Margins			(12.4)%	26.7%
AspenTech	(47)	76	(79)	51
Margins	(18.7)%	30.2%	(36.7)%	23.2%
Software and Control	$104	$234	$53	$335
Margins	10.8%	24.3%	3.9%	24.7%

Corporate items and interest expense, net:
Stock compensation	$(52)	$(52)	$(57)	$(52)
Unallocated pension and postretirement costs	38	38	37	37
Corporate and other	(70)	(41)	(124)	(60)
Gain on subordinated interest	161	—	—	—
Interest (expense) income, net	77	—	(18)	—
Interest income from related party[1]	31	—	—	—

Pretax Earnings / Adjusted EBITA	$1,020	$990	$679	$1,135
Margins	24.9%	24.2%	14.7%	24.6%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$1,045		$1,210
Margins		25.5%		26.2%

[1] Represents interest on the Copeland note receivable.

	Year Ended Sept 30		Year Ended Sept 30
	2023		2024
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Final Control	$865	$981	$977	$1,081
Margins	21.8%	24.7%	23.2%	25.7%
Measurement & Analytical	936	976	1,056	1,137
Margins	26.0%	27.1%	26.0%	28.0%
Discrete Automation	509	565	466	535
Margins	19.3%	21.4%	18.6%	21.3%
Safety & Productivity	306	332	308	341
Margins	22.0%	23.9%	22.2%	24.5%
Intelligent Devices	$2,616	$2,854	$2,807	$3,094
Margins	22.6%	24.6%	23.1%	25.4%

Control Systems & Software	529	560	645	686
Margins	20.3%	21.5%	22.7%	24.1%
Test & Measurement	—	—	(290)	351
Margins			(19.8)%	24.0%
AspenTech	(107)	380	(73)	421
Margins	(10.3)%	36.4%	(6.7)%	38.5%
Software and Control	$422	$940	$282	$1,458
Margins	11.6%	25.8%	5.2%	27.0%

Corporate items and interest expense, net:
Stock compensation	(250)	(250)	(260)	(202)
Unallocated pension and postretirement costs	171	171	144	144
Corporate and other	(224)	(159)	(664)	(168)
Gain on subordinated interest	161	—	79	—
Loss on Copeland note receivable	—	—	(279)	—
Interest (expense) income, net	(34)	—	(175)	—
Interest income from related party[1]	41	—	86	—

Pretax Earnings / Adjusted EBITA	$2,903	$3,556	$2,020	$4,326
Margins	19.1%	23.4%	11.5%	24.7%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$3,794		$4,552
Margins		25.0%		26.0%

[1] Represents interest on the Copeland note receivable.

Table 4 cont.

	Quarter Ended Sept 30		Quarter Ended Sept 30
	2023		2024
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$22	$16	$22	$12
Measurement & Analytical	12	11	12	19
Discrete Automation	7	7	8	2
Safety & Productivity	6	(1)	7	5
Intelligent Devices	$47	$33	$49	$38

Control Systems & Software	5	2	4	7
Test & Measurement	—	—	141	—
AspenTech	122	1	122	8
Software and Control	$127	$3	$267	$15

Corporate	—	2	—	11
Total	$174	$38	$316	$64

[1] Amortization of intangibles includes $49 and $49 reported in cost of sales for the three months ended September 30, 2023 and 2024, respectively.
[2] Restructuring and related costs includes $7 and $6 reported in cost of sales and selling, general and administrative expenses for the three months ended September 30, 2023 and 2024, respectively.

	Year Ended Sept 30		Year Ended Sept 30
	2023		2024
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$88	$28	$87	$17
Measurement & Analytical	27	13	55	26
Discrete Automation	29	27	34	35
Safety & Productivity	26	—	26	7
Intelligent Devices	$170	$68	$202	$85

Control Systems & Software	22	9	26	15
Test & Measurement	—	—	560	81
AspenTech	486	1	486	8
Software and Control	$508	$10	$1,072	$104

Corporate	—	14	—	55
Total	$678	$92	$1,274	$244

[1] Amortization of intangibles includes $196 and $196 reported in cost of sales for the twelve months ended September 30, 2023 and 2024, respectively.
[2] Restructuring and related costs includes $20 and $16 reported in cost of sales and selling, general and administrative expenses for the twelve months ended September 30, 2023 and 2024, respectively.

	Quarter Ended Sept 30
	2023	2024

Depreciation and Amortization
Final Control	$41	$39
Measurement & Analytical	37	33
Discrete Automation	21	22
Safety & Productivity	13	15
Intelligent Devices	112	109

Control Systems & Software	23	26
Test & Measurement	—	153
AspenTech	123	124
Software and Control	146	303

Corporate	13	14
Total	$271	$426

	Year Ended Sept 30
	2023	2024

Depreciation and Amortization
Final Control	$170	$159
Measurement & Analytical	121	138
Discrete Automation	84	87
Safety & Productivity	57	58
Intelligent Devices	432	442

Control Systems & Software	90	101
Test & Measurement	—	607
AspenTech	492	493
Software and Control	582	1,201

Corporate	37	46
Total	$1,051	$1,689

Table 5

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(AMOUNTS IN MILLIONS, UNAUDITED)

The following table shows the Company's corporate and other expenses on an adjusted basis. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. This metric is useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended Sept 30,
	2023	2024
Stock compensation (GAAP)	$(52)	$(57)
Integration-related stock compensation expense	—	5	[1]
Adjusted stock compensation (non-GAAP)	$(52)	$(52)

	Quarter Ended Sept 30
	2023	2024
Corporate and other (GAAP)	$(70)	$(124)
Corporate restructuring and related costs	2	9
National Instruments investment gain	(9)	—
Acquisition / divestiture costs	36	46
Loss on divestiture of business	—	9

Adjusted corporate and other (Non-GAAP)	$(41)	$(60)

	Year Ended Sept 30,
	2023	2024
Stock compensation (GAAP)	$(250)	$(260)
Integration-related stock compensation expense	—	58	[2]
Adjusted stock compensation (non-GAAP)	$(250)	$(202)

	Year Ended Sept 30
	2023	2024
Corporate and other (GAAP)	$(224)	$(664)
Corporate restructuring and related costs	14	12
National Instruments investment gain	(56)	—
Loss on divestiture of businesses	—	48
Acquisition / divestiture costs	84	205
Russia business exit	47	—
AspenTech Micromine purchase price hedge	(24)	—
Amortization of acquisition-related inventory step-up	—	231

Adjusted corporate and other (Non-GAAP)	$(159)	$(168)

[1] Integration-related stock compensation expense relates to NI and includes $2 reported as restructuring costs
[2] Integration-related stock compensation expense relates to NI and includes $43 reported as restructuring costs

Table 6

EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, gains or losses on the Copeland equity method investment, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, interest income on undeployed proceeds, gains or losses on the Copeland equity method investment, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended Sept 30
	2023	2024

Pretax earnings	$1,020	$679
Percent of sales	24.9%	14.7%
Interest expense (income), net	(77)	18
Interest income from related party[1]	(31)	—
Amortization of intangibles	174	316
Restructuring and related costs	38	64
Acquisition/divestiture fees and related costs	36	49
Gain on subordinated interest	(161)	—
National Instruments investment gain	(9)	—
Loss on divestiture of business	—	9
Adjusted EBITA	$990	$1,135
Percent of sales	24.2%	24.6%

	Quarter Ended Sept 30
	2023	2024

GAAP earnings from continuing operations per share	$1.36	$0.97

Amortization of intangibles	0.16	0.35
Restructuring and related costs	0.07	0.08
Acquisition/divestiture fees and related costs	0.06	0.06
Gain on subordinated interest	(0.21)	—
National Instruments investment gain	(0.01)	—
Loss on divestiture of business	—	0.02
Interest income on undeployed proceeds from Copeland transaction	(0.14)	—

Adjusted earnings from continuing operations per share	$1.29	$1.48

Less: AspenTech contribution to adjusted earnings per share	(0.06)	(0.04)

Adjusted earnings per share excluding AspenTech contribution	$1.23	$1.44

[1] Represents interest on the Copeland note receivable

	Year Ended Sept 30
	2023	2024

Pretax earnings	$2,903	$2,020
Percent of sales	19.1%	11.5%
Interest expense (income), net	34	175
Interest income from related party[1]	(41)	(86)
Amortization of intangibles	678	1,274
Restructuring and related costs	92	244
Amortization of acquisition-related inventory step-up	—	231
Acquisition/divestiture fees and related costs	84	220
Loss on divestiture of businesses	—	48
Loss on Copeland note receivable	—	279
Gain on subordinated interest	(161)	(79)
National Instruments investment gain	(56)	—
AspenTech Micromine purchase price hedge	(24)	—
Russia business exit charge	47	—
Adjusted EBITA	$3,556	$4,326
Percent of sales	23.4%	24.7%

	Year Ended Sept 30
	2023	2024

GAAP earnings from continuing operations per share	$3.96	$2.82

Amortization of intangibles	0.62	1.43
Restructuring and related costs	0.14	0.33
Amortization of acquisition-related inventory step-up	—	0.38
Acquisition/divestiture fees and related costs	0.13	0.26
Loss on divestiture of businesses	—	0.09
Loss on Copeland note receivable	—	0.38
Discrete taxes	—	(0.10)
Gain on subordinated interest	(0.21)	(0.10)
National Instruments investment gain	(0.07)	—
AspenTech Micromine purchase price hedge	(0.02)	—
Interest income on undeployed proceeds from Copeland transaction	(0.19)	—
Russia business exit charge	0.08	—

Adjusted earnings from continuing operations per share	$4.44	$5.49

Less: AspenTech contribution to adjusted earnings per share	(0.27)	(0.35)

Adjusted earnings per share excluding AspenTech contribution	$4.17	$5.14

[1] Represents interest on the Copeland note receivable

Table 6 cont.

Quarter Ended September 30, 2024
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests[3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$679		$149	$530	$(28)	$558	$0.97
Amortization of intangibles	316	[1]	74	242	40	202	0.35
Restructuring and related costs	64	[2]	16	48	3	45	0.08
Acquisition/divestiture and related costs	49		15	34	—	34	0.06
Loss on divestitures of businesses	9		—	9	—	9	0.02
Adjusted (Non-GAAP)	$1,117		$254	$863	$15	$848	$1.48

Interest expense, net	$18
Adjusted EBITA (Non-GAAP)	$1,135

[1] Amortization of intangibles includes $49 reported in cost of sales.
[2] Restructuring and related costs includes $3 reported in cost of sales.
[3] Represents the non-controlling interest in AspenTech applied to AspenTech's share of each adjustment presented herein and eliminated from Emerson's consolidated results.

Year Ended September 30, 2024
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests[3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$2,020		$415	$1,605	$(13)	$1,618	$2.82
Amortization of intangibles	1,274	[1]	294	980	162	818	1.43
Restructuring and related costs	244	[2]	53	191	3	188	0.33
Acquisition/divestiture and related costs	220		59	161	—	161	0.26
Gain on subordinated interest	(79)		(19)	(60)	—	(60)	(0.10)
Loss on Copeland note receivable	279		62	217	—	217	0.38
Loss on divestiture of businesses	48		(2)	50	—	50	0.09
Amortization of acquisition-related inventory step-up	231		14	217	—	217	0.38
Discrete taxes	—		57	(57)	—	(57)	(0.10)
Adjusted (Non-GAAP)	$4,237		$933	$3,304	$152	$3,152	$5.49

Interest expense, net	175
Interest income from related party[4]	(86)
Adjusted EBITA (Non-GAAP)	$4,326

[1] Amortization of intangibles includes $196 reported in cost of sales.
[2] Restructuring and related costs includes $9 reported in cost of sales.
[3] Represents the non-controlling interest in AspenTech applied to AspenTech's share of each adjustment presented herein and eliminated from Emerson's consolidated results.
[4] Represents interest on the Copeland note receivable.

Table 7

EMERSON AND SUBSIDIARIES
ASPENTECH CONTRIBUTION TO EMERSON RESULTS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

The following tables reconcile the financial results of AspenTech reported to its shareholders with the amounts included in Emerson's consolidated financial results. Emerson currently owns approximately 57 percent of the common shares outstanding of AspenTech, a separately traded public company (NASDAQ: AZPN), and consolidates AspenTech in its financial results. The 43 percent non-controlling interest in AspenTech is removed from Emerson's net earnings common stockholders through the non-controlling interest line item. AspenTech is also one of Emerson's segments and its GAAP segment earnings is reconciled below to its consolidated impact to clarify that certain items are reported outside of its segment earnings within Emerson corporate, including interest income, stock compensation and the Micromine purchase price hedge.

Quarter Ended September 30, 2024
	Pretax Earnings		Income Taxes (Benefit)	Earnings from Cont. Ops.	Non-Controlling Interests[4]	Net Earnings Common Stockholders	Diluted Earnings Per Share
Standalone reporting (GAAP)	$(77)	[1]	$(17)	$(60)
Other	1		6	(5)
Reported in Emerson consolidation (GAAP)	(76)		(11)	(65)	(27)	(38)	$(0.07)

Adjustments:
Amortization of intangibles	122	[2]	28	94	40	54	0.10
Restructuring	8		1	7	3	4	0.01
Adjusted (Non-GAAP)	$54		$18	$36	$16	$20	$0.04
Interest income	(17)	[3]
Stock compensation	14	[3]
Adjusted Segment EBITA (Non-GAAP)	$51

Reconciliation to Segment EBIT

Pre-tax earnings	$(76)
Interest income	(17)	[3]
Stock compensation	14	[3]
Segment EBIT (GAAP)	$(79)
Amortization of intangibles	122	[2]
Restructuring	8
Adjusted Segment EBITA (Non-GAAP)	$51

[1] Amount reflects AspenTech's pretax earnings for the three months ended September 30, 2024 as reported in its quarterly earnings release 8-K.
[2] Amortization of intangibles includes $48 reported in cost of sales.
[3] Reported in Emerson corporate line items.
[4] Represents the non-controlling interest in AspenTech applied to each adjustment presented herein and eliminated from Emerson's consolidated results.

Year Ended September 30, 2024
	Pretax Earnings		Income Taxes (Benefit)	Earnings from Cont. Ops.	Non-Controlling Interests[4]	Net Earnings Common Stockholders	Diluted Earnings Per Share
Standalone reporting (GAAP)	$(69)	[1]	$(33)	$(36)
Other	(2)		(1)	(1)
Reported in Emerson consolidation (GAAP)	(71)		(34)	(37)	(16)	(21)	$(0.04)

Adjustments:
Amortization of intangibles	486	[2]	107	379	162	217	0.38
Restructuring	8		1	7	3	4	0.01
Adjusted (Non-GAAP)	$423		$74	$349	$149	$200	$0.35
Interest income	(57)	[3]
Stock compensation	55	[3]
Adjusted Segment EBITA (Non-GAAP)	$421

Reconciliation to Segment EBIT

Pre-tax earnings	$(71)
Interest income	(57)	[3]
Stock compensation	55	[3]
Segment EBIT (GAAP)	$(73)
Amortization of intangibles	486	[2]
Restructuring	8
Adjusted Segment EBITA (Non-GAAP)	$421

[1] Amount reflects AspenTech's pretax earnings for the twelve months ended September 30, 2024, derived from AspenTech's results for the year ended June 30, 2024 as reported in their Annual Report on Form 10-K, the results for the three months ended September 30, 2023 as reported in their Form 10-Q, and the results for the three months ended September 30, 2024 as reported in its quarterly earnings release 8-K.
[2] Amortization of intangibles includes $193 reported in cost of sales.
[3] Reported in Emerson corporate line items.
[4] Represents the non-controlling interest in AspenTech applied to each adjustment presented herein and eliminated from Emerson's consolidated results.

Reconciliations of Non-GAAP Financial Measures & Other	Table 8

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 4 through 7 for additional non-GAAP reconciliations.

Q4 FY24 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Final Control	8%	(1)%	—%	7%
Measurement & Analytical	7%	—%	—%	7%
Discrete Automation	(3)%	(1)%	—%	(4)%
Safety & Productivity	(1)%	—%	—%	(1)%
Intelligent Devices	4%	—%		4%
Control Systems & Software	9%	—%	—%	9%
Test & Measurement
AspenTech	(13)%	—%	—%	(13)%
Software and Control	41%	—%	(38)%	3%
Emerson	13%	—%	(9)%	4%

Year Ended Sept 30, 2024 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Final Control	6%	—%	—%	6%
Measurement & Analytical	13%	—%	1%	14%
Discrete Automation	(5)%	—%	—%	(5)%
Safety & Productivity	—%	—%	—%	—%
Intelligent Devices	5%	—%	—%	5%
Control Systems & Software	9%	—%	1%	10%
Test & Measurement
AspenTech	5%	—%	—%	5%
Software and Control	48%	—%	(40)%	8%
Emerson	15%	—%	(9)%	6%

Underlying Growth Guidance	2025 Q1 Guidance	2025 Guidance
Reported (GAAP)	2.5% - 3.5%	3.5% - 5.5%
(Favorable) / Unfavorable FX	~(0.5) pts	~(0.5) pts
(Acquisitions) / Divestitures	-	-
Underlying (non-GAAP)	2% - 3%	3% - 5%

2023 Q4 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$247	22.9%	$22	$16	$285	26.4%
Measurement & Analytical	275	26.3%	12	11	298	28.4%
Discrete Automation	131	19.7%	7	7	145	21.8%
Safety & Productivity	78	21.9%	6	(1)	83	23.5%
Intelligent Devices	$731	23.2%	$47	$33	$811	25.8%
Control Systems & Software	151	21.1%	5	2	158	22.2%
Test & Measurement
AspenTech	(47)	(18.7)%	122	1	76	30.2%
Software and Control	$104	10.8%	$127	$3	$234	24.3%

2024 Q4 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$271	23.2%	$22	$12	$305	26.1%
Measurement & Analytical	295	26.4%	12	19	326	29.2%
Discrete Automation	144	22.3%	8	2	154	23.9%
Safety & Productivity	78	22.2%	7	5	90	25.4%
Intelligent Devices	$788	24.0%	$49	$38	$875	26.6%
Control Systems & Software	177	22.7%	4	7	188	24.3%
Test & Measurement	(45)	(12.4)%	141	—	96	26.7%
AspenTech	(79)	(36.7)%	122	8	51	23.2%
Software and Control	$53	3.9%	$267	$15	$335	24.7%

Total Adjusted Segment EBITA	2023 Q4	2024 Q4
Pretax earnings (GAAP)	$1,020	$679
Margin	24.9%	14.7%
Corporate items and interest expense, net	(185)	162
Amortization of intangibles	174	316
Restructuring and related costs	36	53
Adjusted segment EBITA (non-GAAP)	$1,045	$1,210
Margin	25.5%	26.2%

2023 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$865	21.8%	$88	$28	$981	24.7%
Measurement & Analytical	936	26.0%	27	13	976	27.1%
Discrete Automation	509	19.3%	29	27	565	21.4%
Safety & Productivity	306	22.0%	26	—	332	23.9%
Intelligent Devices	$2,616	22.6%	$170	$68	$2,854	24.6%
Control Systems & Software	529	20.3%	22	9	560	21.5%
Test & Measurement
AspenTech	(107)	(10.3)%	486	1	380	36.4%
Software and Control	$422	11.6%	$508	$10	$940	25.8%

2024 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$977	23.2%	$87	$17	$1,081	25.7%
Measurement & Analytical	1,056	26.0%	55	26	1,137	28.0%
Discrete Automation	466	18.6%	34	35	535	21.3%
Safety & Productivity	308	22.2%	26	7	341	24.5%
Intelligent Devices	$2,807	23.1%	$202	$85	$3,094	25.4%
Control Systems & Software	645	22.7%	26	15	686	24.1%
Test & Measurement	(290)	(19.8)%	560	81	351	24.0%
AspenTech	(73)	(6.7)%	486	8	421	38.5%
Software and Control	$282	5.2%	$1,072	$104	$1,458	27.0%

Total Adjusted Segment EBITA	2023	2024
Pretax earnings (GAAP)	$2,903	$2,020
Margin	19.1%	11.5%
Corporate items and interest expense, net	135	1,069
Amortization of intangibles	678	1,274
Restructuring and related costs	78	189
Adjusted segment EBITA (non-GAAP)	$3,794	$4,552
Margin	25.0%	26.0%

Free Cash Flow	2023 Q4	2024 Q4
Operating cash flow (GAAP)	$991	$1,073
Capital expenditures	(169)	(168)
Free cash flow (non-GAAP)	$822	$905

Free Cash Flow	FY23	FY24	2025E ($ in billions)
Operating cash flow (GAAP)	$2,710	$3,317	$3.6 - $3.7
Capital expenditures	(363)	(419)	~(0.4)
Free cash flow (non-GAAP)	$2,347	$2,898	$3.2 - $3.3
Note 1: Underlying sales and orders exclude the impact of currency translation and significant acquisitions and divestitures.
Note 2: All fiscal year 2025E figures are approximate, except where range is given.